UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 05, 2013

OMEGA COMMERCIAL FINANCE CORPORATION
(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 5th Street, Suite 200, Miami, Florida	33139
(Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:  (305) 704-3294

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 5th 2013, Omega Commercial Finance Corporation (the “Company”) notified Bongiovanni & Associates, CPAs, 19720 Jetton Road, 3rd Floor PH, Cornelius, NC 28031 (“Bongiovanni”) that the Company had dismissed Bongiovanni as the independent registered public accounting firm of the Company. Effective March 5, 2013, the Board of Directors of the Company engaged the independent registered public accounting firm of M&K CPAS, PLLC (“M&K CPAS”) to serve as the Company’s new independent registered public accountants. The dismissal of Bongiovanni was recommended and approved by the Company’s Board of Directors.

The reports of Bongiovanni  regarding the Company’s financial statements as of December 2010 through December 2011, and the statements of operations, stockholders’ deficit and cash flows for the Company’s fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principle. The opinions did contain a paragraph as to going concern uncertainty.

For the Company’s fiscal years ended December 2010 through December 2011, and during the subsequent interim period through the date of dismissal: (i) the Company had no disagreement with Bongiovanni  of any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Bongiovanni  would have caused it to make reference thereto in connection with their reports on the Company’s financial statements for such years, and (ii) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has authorized Bongiovanni to respond fully to any inquiries of the Company's new audit firm, M&K CPAS, relating to its engagement as the Company's independent accountant.  The Company provided Bongiovanni with a copy of the above disclosures and requested that Bongiovanni review the disclosure contained in this Report and furnish the Company with a letter addressed to the Securities and Exchange Commission containing any new information, clarification of the Company's expression of its views, or the respect in which it does not agree with the statements made by the Company herein. The response from Bongiovanni is attached as Exhibit 16.1 to this Current Report on Form 8-K and will be filed

During the Company’s two most recent fiscal years and the interim period preceding the engagement of M&K CPAS, the Company has not consulted with M&K CPAS regarding either: (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement between the Company and Bongiovanni  as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(d)

Exhibits.

16.1

Letter dated from Bongiovanni & Associates, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Commercial Finance Corporation

Date: March 5, 2013	By:	/s/ Jon S. Cummings, IV
Jon S. Cummings, IV
President and Chief Executive Officer